SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2007

HOLLY ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware		20-0833098
(State or other	001-32225	(I.R.S. Employer
jurisdiction of incorporation)	(Commission File Number)	Identification Number)

100 Crescent Court,
Suite 1600
Dallas, Texas
(Address of principal		75201-6915
executive offices)		(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Pursuant to the Holly Energy Partners, L.P. Long-Term Incentive Plan, Holly Logistic Services, L.L.C. (the “Company”) from time to time grants performance units to certain of its employees, including executive officers. The Company’s current form of agreement for awards of performance units is attached hereto as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits.
10.1 — Form of Performance Unit Agreement Under the Holly Energy Partners, L.P. Long-Term Incentive Plan.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.
By:	HEP Logistics Holdings, L.P.
its General Partner

	By:	Holly Logistic Services, L.L.C.
its General Partner

		By:	/s/ Erin S. McKool

Erin S. McKool
Secretary
Date: January 12, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

10.1 -	Form of Performance Unit Agreement Under the Holly Energy Partners, L.P. Long-Term Incentive Plan.